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                                                                    Exhibit 99.1


               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

       I, David Lilley, state and attest that:

       (1) To the best of my knowledge, based upon a review of the covered reports of Cytec Industries Inc. and, except as corrected or supplemented in a subsequent covered report:

            o        no covered report contained an untrue statement of material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            o        no covered report omitted to state a material fact
                 necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

       (2) I have reviewed the contents of this statement with the audit committee of the board of directors of Cytec Industries Inc.

       (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            o Annual Report on Form 10-K for the year ended December 31, 2001 of Cytec Industries Inc.

            o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Cytec Industries Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

            o    any amendments to any of the foregoing.


         /s/ David Lilley
         ------------------------           Subscribed and sworn to before me
         David Lilley                       this 9th day of August, 2002.

         Date: August 9, 2002               /s/ Pamela J. Averso
               ------------------           ---------------------------------
                                            Notary Public

                                            My Commission Expires:

                                            Pamela J. Averso
                                            Notary Public of New Jersey
                                            My Commission Expires 3/13/05
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